Exhibit 99.1

Standard Form TR-1

Standard form for notification of major holdings

NOTIFICATION OF MAJOR HOLDINGS (to be sent to the relevant issuer and to the Central Bank of Ireland)i

1. Identity of the issuer or the underlying issuer of existing shares to which voting rights are attachedii:

FLUTTER ENTERTAINMENT PLC

2. Reason for the notification (please tick the appropriate box or boxes):

☒ An acquisition or disposal of voting rights

☒ An acquisition or disposal of financial instruments

☐ An event changing the breakdown of voting rights

☐ Other (please specify)iii:

3. Details of person subject to the notification obligationiv :

Name: Bank of America Corporation	City and country of registered office (if applicable): Wilmington, DE, United States

4. Full name of shareholder(s) (if different from 3.)v:

5. Date on which the threshold was crossed or reachedvi: 04/04/24

6. Date on which issuer notified: 08/04/24

7. Threshold(s) that is/are crossed or reached: 3%

8. Total positions of person(s) subject to the notification obligation:

	% of voting rights attached to shares (total of 9.A)	% of voting rights through financial instruments (total of 9.B.1 + 9.B.2)	Total of both in % (9.A + 9.B)	Total number of voting rights of issuervii
Resulting situation on the date on which threshold was crossed or reached	0.067%	2.951%	3.017%	177,445,195
Position of previous notification (if applicable)	N/A	N/A	N/A

9. Notified details of the resulting situation on the date on which the threshold was crossed or reachedviii:

A: Voting rights attached to shares

Class/type of shares ISIN code (if possible)	Number of voting rightsix		% of voting rights
	Direct	Indirect	Direct	Indirect
IE00BWT6H894		103,983		0.059%
US3440441026		14,234		0.008%
SUBTOTAL A		118,217		0.067%

B 1: Financial Instruments according to Regulation 17(1)(a) of the Regulations

Type of financial instrument	Expiration date[x]	Exercise/ Conversion Periodxi	Number of voting rights that may be acquired if the instrument is exercised/converted.	% of voting rights
Physical Swap		N/A	1,132,077	0.638%
		SUBTOTAL B.1	1,132,077	0.638%

B 2: Financial Instruments with similar economic effect according to Regulation 17(1)(b) of the Regulations

Type of financial instrument	Expiration date[x]	Exercise/ Conversion Period xi	Physical or cash settlementxii	Number of voting rights	% of voting rights
Swaps	18/04/2024	N/A	Cash	415,853	0.234%
Swaps	19/04/2024	N/A	Cash	49,147	0.028%
Swaps	25/04/2024	N/A	Cash	417,999	0.236%
Swaps	20/05/2024	N/A	Cash	235,000	0.132%
Swaps	04/06/2024	N/A	Cash	243,112	0.137%
Swaps	24/06/2024	N/A	Cash	440,000	0.248%
Swaps	25/07/2024	N/A	Cash	402,091	0.227%
Swaps	26/07/2024	N/A	Cash	387,396	0.218%
Swaps	30/08/2024	N/A	Cash	163,791	0.092%
Swaps	23/10/2024	N/A	Cash	295,449	0.167%
Swaps	04/11/2024	N/A	Cash	303,351	0.171%
Swaps	19/11/2024	N/A	Cash	204,279	0.115%
Swaps	04/07/2025	N/A	Cash	267,881	0.151%
Swaps	26/05/2026	N/A	Cash	24,428	0.014%
Swaps	15/09/2028	N/A	Cash	13,958	0.008%
Swaps	31/01/2029	N/A	Cash	180,000	0.101%
Swaps	28/02/2029	N/A	Cash	60,000	0.034%
			SUBTOTAL B.2	4,103,735	2.313%

10. Information in relation to the person subject to the notification obligation (please tick the applicable box):

☐ Person subject to the notification obligation is not controlled by any natural person or legal entity and does not control any other undertaking(s) holding directly or indirectly an interest in the (underlying) issuer.xiii

☐ Full chain of controlled undertakings through which the voting rights and/or the financial instruments are effectively held starting with the ultimate controlling natural person or legal entityxiv:

Namexv	% of voting rights if it equals or is higher than the notifiable threshold	% of voting rights through financial instruments if it equals or is higher than the notifiable threshold	Total of both if it equals or is higher than the notifiable threshold
Bank of America Corporation	N/A	N/A	N/A
NB Holdings Corporation	N/A	N/A	N/A
BAC North America Holding Company	N/A	N/A	N/A
Bank of America, National Association	N/A	N/A	N/A
Bank of America Corporation	N/A	N/A	N/A
NB Holdings Corporation	N/A	N/A	N/A
BAC North America Holding Company	N/A	N/A	N/A
Merrill Lynch Pierce, Fenner & Smith Incorporated	N/A	N/A	N/A
Bank of America Corporation	N/A	N/A	N/A
NB Holdings Corporation	N/A	N/A	N/A
BofA Securities, Inc	N/A	N/A	N/A
Bank of America Corporation	N/A	N/A	N/A
NB Holdings Corporation	N/A	N/A	N/A
BAC North America Holding Company	N/A	N/A	N/A
Merrill Lynch, Pierce, Fenner & Smith Incorporated	N/A	N/A	N/A
Managed Account Advisors LLC	N/A	N/A	N/A
Bank of America Corporation	N/A	N/A	N/A
NB Holdings Corporation	N/A	N/A	N/A

BAC North America Holding Company	N/A	N/A	N/A
Bank of America, National Association	N/A	N/A	N/A
U.S. Trust Company of Delaware	N/A	N/A	N/A
Bank of America Corporation	N/A	N/A	N/A
NB Holdings Corporation	N/A	N/A	N/A
Merrill Lynch International, LLC	N/A	N/A	N/A
Merrill Lynch B.V.	N/A	N/A	N/A

11. In case of proxy voting: [name of the proxy holder] will cease to hold [% and number] voting rights as of [date]

12. Additional informationxvi:

Done at United Kingdom on 8th April 2024.